UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (651) 236-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)(1) On January 24, 2019, the Compensation Committee of the Board of Directors of H.B. Fuller Company (the “Company”) approved the forms of Non-Qualified Stock Option Agreement, Performance-Based Non-Qualified Stock Option Agreement, Restricted Stock Unit Award Agreement, Restricted Stock Unit Award Agreement for the CEO, Performance Share Award Agreement, and Restricted Stock Unit Award Agreement for Non-Employee Directors attached to this Report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively.

The Non-Qualified Stock Option Agreement and the Restricted Stock Unit Award Agreement forms provide for single or multi-year vesting of options and restricted stock units respectively in equal annual installments. The Performance-Based Non-Qualified Stock Option Agreement provides for single or multiple year vesting in the event that a defined performance metric is met at a threshold level or above. The number of Non-Qualified Stock Options may increase from the threshold level if higher levels of performance are achieved. The Restricted Stock Unit Award Agreement for the CEO allows for vesting of restricted stock units in equal installments over one or more years only if one or more performance criteria are met at a threshold or higher level. The Performance Share Award Agreement provides for single or multi-year vesting of restricted stock units in annual installments in the event that performance criteria are met at least at a threshold level. The number of restricted stock units that vest may increase from the threshold level if higher levels of performance are achieved for specified performance periods. The Restricted Stock Unit Award Agreement for Non-Employee Directors provides for a vesting of restricted stock units on the earlier of a date certain or the date a director reaches the mandatory retirement age. The foregoing description is qualified in its entirety by reference to the forms of the Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively to this Current Report on Form 8-K and are incorporated herein by reference.

(e)(2) On January 24, 2019, the Compensation Committee of the Company approved changes to the design of the H.B. Fuller Company Management Short-Term Incentive Plan (the “STIP”) applicable to certain executive officers as attached to this Current Report on Form 8-K as Exhibit 10.7. The changes made include:

(i)	The deletion of the Gross Margin and Contribution Margin performance metrics. The Organic Revenue metric is replaced with Net Revenue;

(ii)	For positions with Key Market segment metrics, the Gross Margin metric is replaced with an Operating Income metric;

(iii)	The deletion of one executive position.

The changes to the STIP will be effective for any short-term incentive awards related to the Company’s 2019 fiscal year (or portion thereof, as applicable) and thereafter. The STIP provides an annual performance-based cash incentive opportunity for eligible employees. In general, the STIP design is based on financial metrics. The metrics will vary based on position and will generally include (i) adjusted operating income, (ii) net revenue and (iii) adjusted earnings per share. Each metric will have a target level of performance. Threshold and superior  levels will be set for each metric. Payout will be determined for each metric based on performance relative to target. The target, threshold and superior levels of performance will be established at the beginning of each fiscal year. The foregoing description is qualified in its entirety by reference to the STIP, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

(e)(3) The Compensation Committee approved the H.B. Fuller Company Management Long-Term Incentive Plan (the “LTIP”) applicable to executive officers as attached to this Current Report on Form 8-K as Exhibit 10.8. The changes made include a revision to the Return on Invested Capital formula.

The foregoing description is qualified in its entirety by reference to the STIP, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

(e)(4) The Compensation Committee approved the form of Change in Control Agreement between H.B. Fuller Company and its executive officers as attached to this Current Report on Form 8-K as Exhibit 10.9. The changes made include:

(i)	The deletion of excise tax gross up provisions in the event of certain payments after a change in control.

The foregoing description is qualified in its entirety by reference to the form of Change in Control Agreement, a copy of which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

(e)(5) Finally, on January 24, 2019, the Compensation Committee of the Company approved the following increase in compensation for James J. Owens, President and Chief Executive Officer of the Company after review of market information and in recognition of the company's performance and his performance, including leading the successful integration of the Royal Adhesives acquisition in the last fiscal year:

•	Annual Base Salary effective February 1, 2019: $1,177,300, an increase of 5% in line with Company merit guidelines.

•

Effective January 24, 2019, the target value of Mr. Owens’ stock-based awards under the Company’s Annual and Long-Term Incentive Plan (the “LTIP”) was increased from 300% of his base salary to 350% of his base salary, resulting in a grant of 226,403 shares of non-qualified stock options and 48,579 shares of performance-based restricted stock units under the LTIP for the Company’s 2019 fiscal year, which grants have a total value of $4,120,551. The grant of stock options will vest in three equal annual installments beginning on the first anniversary date of the grant date subject to Mr. Owens remaining an employee of the Company. Half of the restricted stock units contains a requirement that the restricted stock will vest in three equal installments on January 24, 2020, January 24, 2021 and January 24, 2022 only if (1) one or more of the performance measures in the CEO’s short-term incentive program are met at the threshold level for fiscal 2019 as determined by the Compensation Committee and (2) Mr. Owens continues to be employed by the Company on the respective vesting date. The other half of the restricted stock units contains a requirement that the restricted stock units will vest in three installments on January 24, 2020, January 24, 2021 and January 24, 2022 only if (1) an ROIC metric is met at least at the threshold level for each applicable fiscal year as determined by the Compensation Committee and (2) Mr. Owens continues to be employed by the Company on the respective vesting date.

•

Mr. Owens’ incentive opportunity under the Company’s Management Short-Term Incentive Plan (the “STIP”) increased to a target incentive opportunity of 110% (from 100% in fiscal year 2018) of his base salary with a maximum incentive opportunity of up to 220% of his base salary under the STIP for the Company’s 2019 fiscal year.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Form of Non-Qualified Stock Option Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.2	Form of Performance-Based Non-Qualified Stock Option Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.3	Form of Restricted Stock Unit Award Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.4	Form of Restricted Stock Unit Award Agreement for the CEO under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.5	Form of Performance Share Award Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.6	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.7	H.B. Fuller Company Management Short-Term Incentive Plan for Executive Officers
10.8	H.B. Fuller Company Long-Term Incentive Plan
10.9	Form of Change-in-Control Agreement between H.B. Fuller Company and its executive officers for agreements entered into after January 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2019

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.2	Form of Performance-Based Non-Qualified Stock Option Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.3	Form of Restricted Stock Unit Award Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.4	Form of Restricted Stock Unit Award Agreement for the CEO under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.5	Form of Performance Share Award Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.6	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after January 24, 2019
10.7	H.B. Fuller Company Management Short-Term Incentive Plan for Executive Officers
10.8	H.B. Fuller Company Long-Term Incentive Plan
10.9	Form of Change in Control Agreement between H.B. Fuller Company and its executive officers for agreements entered into after January 24, 2019